POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard C. Adkerson his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. and FCX Investment Ltd. with respect to $603,750,000 of 8 1/4% Convertible Senior Notes due 2006 and Class A and Class B Common Stock into which such notes may be converted, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of October 4, 2001.




                                   /s/ James R. Moffett
                                   James R. Moffett




                        POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard C. Adkerson and James R. Moffett, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. and FCX Investment Ltd. with respect to $603,750,000 of 8 1/4% Convertible Senior Notes due 2006 and Class A and Class B Common Stock into which such notes may be converted, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of October 8, 2001.




                                   /s/ Robert J. Allison, Jr.
                                   Robert J. Allison, Jr.





                        POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard C. Adkerson and James R. Moffett, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. and FCX Investment Ltd. with respect to $603,750,000 of 8 1/4% Convertible Senior Notes due 2006 and Class A and Class B Common Stock into which such notes may be converted, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of October 4, 2001.






                                   /s/ Robert W. Bruce III
                                   Robert W. Bruce III



                        POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard C. Adkerson and James R. Moffett, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. and FCX Investment Ltd. with respect to $603,750,000 of 8 1/4% Convertible Senior Notes due 2006 and Class A and Class B Common Stock into which such notes may be converted, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of October 4, 2001.






                                   /s/ R. Leigh Clifford
                                   R. Leigh Clifford



                        POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard C. Adkerson and James R. Moffett, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. and FCX Investment Ltd. with respect to $603,750,000 of 8 1/4% Convertible Senior Notes due 2006 and Class A and Class B Common Stock into which such notes may be converted, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of October 4, 2001.






                                   /s/ Robert A. Day
                                   Robert A. Day






                        POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard C. Adkerson and James R. Moffett, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. and FCX Investment Ltd. with respect to $603,750,000 of 8 1/4% Convertible Senior Notes due 2006 and Class A and Class B Common Stock into which such notes may be converted, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of October 4, 2001.






                                   /s/ Gerald J. Ford
                                   Gerald J. Ford





                        POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard C. Adkerson and James R. Moffett, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. and FCX Investment Ltd. with respect to $603,750,000 of 8 1/4% Convertible Senior Notes due 2006 and Class A and Class B Common Stock into which such notes may be converted, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of October 4, 2001.






                                   /s/ H. Devon Graham, Jr.
                                   H. Devon Graham, Jr.



                        POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard C. Adkerson and James R. Moffett, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. and FCX Investment Ltd. with respect to $603,750,000 of 8 1/4% Convertible Senior Notes due 2006 and Class A and Class B Common Stock into which such notes may be converted, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of October 4, 2001.






                                   /s/ Steven J. Green
                                   Steven J. Green



                        POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard C. Adkerson and James R. Moffett, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. and FCX Investment Ltd. with respect to $603,750,000 of 8 1/4% Convertible Senior Notes due 2006 and Class A and Class B Common Stock into which such notes may be converted, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of October 5, 2001.






                                   /s/ Oscar Y. L. Groeneveld
                                   Oscar Y. L. Groeneveld


                        POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard C. Adkerson and James R. Moffett, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. and FCX Investment Ltd. with respect to $603,750,000 of 8 1/4% Convertible Senior Notes due 2006 and Class A and Class B Common Stock into which such notes may be converted, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of October 4, 2001.






                                   /s/ J. Bennett Johnston
                                   J. Bennett Johnston


                        POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard C. Adkerson and James R. Moffett, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. and FCX Investment Ltd. with respect to $603,750,000 of 8 1/4% Convertible Senior Notes due 2006 and Class A and Class B Common Stock into which such notes may be converted, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of October 4, 2001.






                                   /s/ Bobby Lee Lackey
                                   Bobby Lee Lackey



                        POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard C. Adkerson and James R. Moffett, or either of them, her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. and FCX Investment Ltd. with respect to $603,750,000 of 8 1/4% Convertible Senior Notes due 2006 and Class A and Class B Common Stock into which such notes may be converted, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of October 5, 2001.






                                   /s/ Gabrielle K. McDonald
                                   Gabrielle K. McDonald





                        POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard C. Adkerson and James R. Moffett, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. and FCX Investment Ltd. with respect to $603,750,000 of 8 1/4% Convertible Senior Notes due 2006 and Class A and Class B Common Stock into which such notes may be converted, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of October 4, 2001.






                                   /s/ B. M. Rankin, Jr.
                                   B. M. Rankin, Jr.


                        POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard C. Adkerson and James R. Moffett, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. and FCX Investment Ltd. with respect to $603,750,000 of 8 1/4% Convertible Senior Notes due 2006 and Class A and Class B Common Stock into which such notes may be converted, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of October 4, 2001.






                                   /s/ J. Stapleton Roy
                                   J. Stapleton Roy



                        POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard C. Adkerson and James R. Moffett, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. and FCX Investment Ltd. with respect to $603,750,000 of 8 1/4% Convertible Senior Notes due 2006 and Class A and Class B Common Stock into which such notes may be converted, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of October 4, 2001.






                                   /s/ J. Taylor Wharton
                                   J. Taylor Wharton




                        POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard C. Adkerson and James R. Moffett, or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. and FCX Investment Ltd. with respect to $603,750,000 of 8 1/4% Convertible Senior Notes due 2006 and Class A and Class B Common Stock into which such notes may be converted, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of October 4, 2001.






                                   /s/ C. Donald Whitmire, Jr.
                                   C. Donald Whitmire, Jr.




                        POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James R. Moffett his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of Freeport-McMoRan Copper & Gold Inc. and FCX Investment Ltd. with respect to $603,750,000 of 8 1/4% Convertible Senior Notes due 2006 and Class A and Class B Common Stock into which such notes may be converted, and any and all amendments (including post-effective amendments) to the Registration Statement, including any related registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of October 29, 2001.






                                   /s/ Richard C. Adkerson
                                   Richard C. Adkerson